   Exhibit 99.2

TELULAR CORPORATION
UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
(Amounts in thousands, except per share amounts)

The Unaudited Consolidated Pro Forma Balance Sheet combines the historical consolidated balance sheet of Telular Corporation (“Telular”) as of September 30, 2011 and the historical balance sheet of SkyBitz, Inc. (‘SkyBitz”) as of September 30, 2011, giving effect to the acquisition as if it had occurred October 1, 2010.  The Unaudited Consolidated Pro Forma Statement of Operations for the year ended September 30, 2011 combines the historical consolidated statement of operations of Telular for the year ended September 30, 2011 and SkyBitz for the twelve months ended September 30, 2011 as if the merger had occurred on October 1, 2010.  Adjustments were made to conform SkyBitz’s balance sheet and its statement of operations to Telular’s fiscal year-end. No pro forma effects have been given to any operational or other synergies that may be realized from the SkyBitz acquisition.

The Unaudited Consolidated Pro Forma Balance Sheet combines the historical consolidated balance sheet of Telular as of December 31, 2011 and the historical balance sheet of SkyBitz as of December 31, 2011, giving effect to the acquisition as if it had occurred October 1, 2011. The Unaudited Consolidated Pro Forma Statement of Operations for the three months ended December 31, 2011 combines the historical consolidated statement of operations of Telular for the three months ended December 31, 2011 and SkyBitz for the three months ended December 31, 2011 as if the merger had occurred on October 1, 2011.  Adjustments were made to conform SkyBitz’s balance sheet and its statement of operations to Telular’s fiscal quarter-end. No pro forma effects have been given to any operational or other synergies that may be realized from the SkyBitz acquisition.

The unaudited pro forma consolidated financial information is based on the estimates and assumptions described in the notes to the unaudited pro forma consolidated financial statements.  The unaudited pro forma consolidated financial information has been prepared using the purchase method of accounting in which the total cost of the SkyBitz acquisition is allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition.  This allocation has been done on a preliminary basis and is subject to change pending final determination of fair values for the acquired assets and assumed liabilities and a final analysis of the total purchase price paid, including direct costs of the acquisition. The adjustments included in the unaudited pro forma consolidated financial information represent the preliminary determination of such adjustments based upon currently available information.  Accordingly, the actual fair value of the assets acquired, liabilities assumed and the related adjustments may differ from those reflected in this Current Report on Form 8-K.  However, Telular does not believe the impact of any changes will be material.  Telular expects to finalize the purchase price allocation within one year of the date of the SkyBitz acquisition.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that might have been achieved had the transaction occurred as of an earlier date, and they are not necessarily indicative of future operating results or financial position.  These pro forma amounts do not, therefore, project Telular’s financial position or results of operations for any future date or period.  The accompanying unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements and the related notes thereto of Telular,  which are included in its Annual Report on Form 10-K, as well as other financial information included elsewhere in this Current Report on Form 8-K.

TELULAR CORPORATION
UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
AS OF SEPTEMBER 30, 2011
(in thousands)

			Adjustments
	Telular		for		Pro Forma
	Corporation	SkyBitz, Inc.	Acquisition	Notes	Consolidated
ASSETS
Current assets:
Cash and investments	$12,642	$4,744	$(8,975)	{A},{E}	$8,411
Marketable securities	-	1,050	(1,050)	{D}	-
Trade accounts receivable, net	5,859	4,895	(1,189)	{D},{E}	9,565
Inventories, net	3,005	1,972	(120)	{D},{E}	4,857
Deferred taxes	672	-	1,020	{E}	1,692
Deferred cost of sales	-	1,360	(1,360)	{D}	-
Prepaid expenses and other current assets	465	983	(315)	{D},{E}	1,133
Total current assets	22,643	15,004	(11,989)		25,658

Property and equipment, net	2,282	1,446	(170)	{D},{E}	3,558
Other assets:
Goodwill	7,502	-	14,294	{E}	21,796
Intangible assets, net	3,469	304	19,235	{D},{E}	23,008
Long term deferred cost of sales	-	1,918	(1,918)	{D}	-
Long term deferred taxes	32,268	-	240	{G}	32,508
Deposits and other	69	58	(10)	{D},{E}	117
Total other assets	43,308	2,280	31,841		77,429

Total assets	$68,233	$18,730	$19,682		$106,645

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Trade accounts payable	$2,916	$1,378	$(106)	{D},{E}	$4,188
Accrued liabilities	4,212	1,547	1,085	{D},{E}	6,844
Income taxes payable	-	-			-
Deferred revenue	-	2,277	(1,997)	{D},{E}	280
Current portion of long term debt	-	1,766	1,234	{B},{D}	3,000
Total current liabilities	7,128	6,968	216		14,312

Long term liabilities:
Long term senior debt	-	-			-
Long term deferred tax liabilities	429	-			429
Deferred revenue long-term	-	3,101	(3,101)	{D}	-
Other long term liabilities	249	-	14	{E}	263
Loan payable - long term	-	-	27,000	{B}	27,000
Total long term liabilities	678	3,101	23,913		27,692
Total liabilities	7,806	10,069	24,129		42,004

Stockholders' equity:
Common stock	197	1	9	{C},{D}	207
Convertible preferred stock	-	96,277	(96,277)	{D}	-
Additional paid-in capital	181,266	-	8,750	{C}	190,016
SkyBitz equity					-
Dividends	(21,248)	-	-		(21,248)
Accumulated deficit	(90,215)	(87,598)	83,052	{D},{F},{G}	(94,761)
Treasury stock	(9,573)	(19)	19	{D}	(9,573)
Total stockholders' equity	60,427	8,661	(4,447)		64,641
Total liabilities and stockholders' equity	$68,233	$18,730	$19,682		$106,645

See accompanying notes to the unaudited consolidated pro forma balance sheet

TELULAR CORPORATION
NOTES TO UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
AS OF SEPTEMBER 30, 2011
(in thousands)

{A}	Reflects the cash paid of $6,565 for the purchase of SkyBitz.

{B}	Reflects loan of $30,000 from Silicon Valley Bank to fund a portion of the purchase price: $3,000 represents the current portion of the total amount borrowed and $27,000 represents the long-term portion.

{C}	Reflects the value of Telular's common stock issued of $8,760 for the acquisition of SkyBitz.

{D}	Reflects the elimination of certain assets and liabilities not acquired/assumed in the acquisition and the elimination of SkyBitz's equity.

{E}	To record assets and liabilities purchased in the acquisition:

Purchase price:	$45,325

Less fair value of net assets acquired:
Fair value of assets acquired:
Cash	2,334
Trade accounts receivable	3,706
Inventory	1,852
Prepaid expenses and deposits	668
Property and equipment, net	1,276
Deferred tax assets	1,020
Intangible assets - patents	325
Other non-current assets	48
Value assigned to intangibles	24,000
Fair value of liabilities assumed:
Trade accounts payable	(1,272)
Accrued liabilities	(2,632)
Deferred revenue	(280)
Other long-term liabilities	(14)
Fair value of net assets acquired	31,031

Goodwill resulting from the acquisition	$14,294

{F}	Reflects the amortization expense of $4,786 for the intangibles capitalized as a result of the acquisiton for the twelve months ended September 30, 2011.

{G}	Reflects the tax effect of the net Adjustments for the Acquisition.

TELULAR CORPORATION
UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2011
(in thousands except per share data)

			Adjustments
	Telular		for		Pro Forma
	Corporation	SkyBitz, Inc.	Acquisition	Notes	Consolidated
Revenue
Monitoring hardware sales	$16,089	$18,750	$-		$34,839
Monitoring service revenue	31,161	16,049	-		47,210
Subtotal monitoring	47,250	34,799	-		82,049
Other product sales	3,248	-			3,248
Total revenue	50,498	34,799	-		85,297

Cost of sales
Monitoring hardware cost of sales	11,047	13,396	-		24,443
Monitoring service cost of sales	10,773	4,671	-		15,444
Subtotal monitoring	21,820	18,067	-		39,887
Other product cost of sales	3,526	-			3,526
Total cost of sales	25,346	18,067	-		43,413

Gross margin	25,152	16,732	-		41,884

Operating Expenses
Engineering and development expenses	4,580	4,117	-		8,697
Selling and marketing expenses	7,171	4,159	-		11,330
General and administrative expenses	7,056	4,076	4,786	{D}	15,918
Total operating expenses	18,807	12,352	4,786		35,945

income from operations	6,345	4,380	(4,786)		5,939

Other income (expense)
Interest income (expense)	134	(359)	(600)	{A}, {B}, {C}	(825)
Other	(33)	(381)	-		(414)
	101	(740)	(600)		(1,239)

Net income before income taxes	6,446	3,640	(5,386)		4,700
Provision (benefit) for income taxes	2,292	67	(1,252)	{E},{F}	1,107
Net income	$4,154	$3,573	$(4,134)		$3,593

Income per common share:
Basic	$0.28				$0.22
Diluted	$0.26				$0.21

Weighted average number of common shares
Basic	15,035,218		1,000,024	{G}	16,035,242
Diluted	15,906,030		1,000,024	{G}	16,906,054

See accompanying notes to the unaudited consolidated pro forma statement of operations

TELULAR CORPORATION
NOTES TO UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2011
(in thousands)

{A}	Reflects the increase of $945 in interest expense related to the debt incurred as a result of the acquisition.

{B}	Reflects the elimination of $353 interest expense related to SkyBitz debt and preferred stock which are assumed to be retired at October 1, 2010.

{C}	Adjustment to reduce interest income of $8 as a result of the cash paid for the acquisition of SkyBitz.

{D}	Reflects the increase in amortization expense of $4,786 related to intangible assets recorded in the acquisition of SkyBitz.

{E}	Tax effect of Adjustments for Acquisition.

{F}	Reflects the reversing of the valuation allowance on the deferred tax asset related to SkyBitz's net operating losses.

{G}	Reflects the increase of 1,000,024 shares of Telular common stock issued as part of the consideration in the acquisition of SkyBitz.

TELULAR CORPORATION
UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
AS OF DECEMBER 31, 2011
(in thousands)

			Adjustments
	Telular		for		Pro Forma
	Corporation	SkyBitz, Inc.	Acquisition	Notes	Consolidated
ASSETS
Current assets:
Cash and investments	$13,333	$6,580	$(10,811)	{A},{D},{E}	$9,102
Marketable securities	-	1,050	(1,050)	{D},{E}	-
Trade accounts receivable, net	5,813	4,010	(304)	{D},{E}	9,519
Inventories, net	2,920	2,125	(273)	{D},{E}	4,772
Deferred taxes	353	1,020	-		1,373
Deferred cost of sales	-	1,331	(1,331)	{D}	-
Prepaid expenses and other current assets	995	900	(232)	{D},{E}	1,663
Total current assets	23,414	17,016	(14,001)		26,429

Property and equipment, net	2,258	1,315	(39)	{D},{E}	3,534
Other assets:
Goodwill	7,502	-	14,294	{E}	21,796
Intangible assets	3,253	327	22,802	{E},{F}	26,382
Long term deferred cost of sales	-	886	(886)	{D}	-
Long term deferred taxes	31,714	-	(72)	{G}	31,642
Deposits and other	68	55	(7)	{D},{E}	116
Total other assets	42,537	1,268	36,131		79,936

Total assets	$68,209	$19,599	$22,091		$109,899

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Trade accounts payable	$3,562	$1,762	$(490)	{D},{E}	$4,834
Accrued liabilities	3,262	2,022	610	{D},{E}	5,894
Income taxes payable	-	18	(18)	{D}	-
Deferred revenue	-	2,264	(1,984)	{D},{E}	280
Current portion of long term debt	-	1,285	1,715	{B}	3,000
Total current liabilities	6,824	7,351	(167)		14,008

Long term liabilities:
Long term deferred tax liabilities	404	-			404
Deferred revenue long-term	-	1,645	(1,645)	{D}	-
Other long term liabilities	307	-	14	{E}	321
Loan payable - long term	-	-	27,000	{B}	27,000
Total long term liabilities	711	1,645	25,369		27,725
Total liabilties	7,535	8,996	25,202		41,733

Stockholders' equity:
Common stock	198	1	9	{C}	208
Covertible preferred stock	-	97,981	(97,981)	{D}	-
Additional paid-in capital	181,610	-	8,750	{C}	190,360
Dividends	(22,970)	-	-		(22,970)
Accumulated deficit	(88,591)	(87,360)	86,092	{D},{F},{G}	(89,859)
Treasury stock	(9,573)	(19)	19	{D}	(9,573)
Total stockholders' equity	60,674	10,603	(3,111)		68,166
Total liabilities and stockholders' equity	$68,209	$19,599	$22,091		$109,899

See accompanying notes to the unaudited consolidated pro forma balance sheet

TELULAR CORPORATION
NOTES TO UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
AS OF DECEMBER 31, 2011
(in thousands)

{A}	Reflects the cash paid of $6,565 for the purchase of SkyBitz.

{B}	Reflects loan of $30,000 from Silicon Valley Bank to fund a portion of the purchase price: $3,000 represents the current portion of the total amount borrowed and $27,000 represents the long-term portion.

{C}	Reflects the value of Telular's common stock issued of $8,760 for the acquisition of SkyBitz.

{D}	Reflects the elimination of certain assets and liabilities not acquired/assumed in the acquisition and the elimination of SkyBitz's equity.

{E}	To record assets and liabilities purchased in the acquisition:

Purchase price:	$45,325

Less fair value of net assets acquired:
Fair value of assets acquired:
Cash	2,334
Trade accounts receivable	3,706
Inventory	1,852
Prepaid expenses and deposits	668
Property and equipment, net	1,276
Deferred tax assets	1,020
Intangible assets - patents	325
Other non-current assets	48
Value assigned to intangibles	24,000
Fair value of liabilities assumed:
Trade accounts payable	(1,272)
Accrued liabilities	(2,632)
Deferred revenue	(280)
Other long-term liabilities	(14)
Fair value of net assets acquired	31,031

Goodwill resulting from the acquisition	$14,294

{F}	Reflects the amortization expense of $1,196 for the intangibles capitalized as a result of the acquisiton for the three months ended December 31, 2011.

{G}	Reflects the tax effect of the net Adjustments for the Acquisition.

TELULAR CORPORATION
UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2011
(in thousands except per share data)

			Adjustments
	Telular		for		Pro Forma
	Corporation	SkyBitz, Inc.	Acquisition	Notes	Consolidated
Revenue
Monitoring hardware sales	$5,031	$5,471	$-		$10,502
Monitoring service revenue	8,286	4,329	-		12,615
Subtotal monitoring	13,317	9,800	-		23,117
Other product sales	388
Total revenue	13,705	9,800	-		23,117

Cost of sales
Monitoring hardware cost of sales	3,233	4,367	-		7,600
Monitoring service cost of sales	2,310	1,228	-		3,538
Subtotal monitoring	5,543	5,595	-		11,138
Other product cost of sales	648
Total cost of sales	6,191	5,595	-		11,138

Gross margin	7,514	4,205	-		11,979

Operating Expenses
Engineering and development expenses	1,287	1,051	-		2,338
Selling and marketing expenses	1,785	975	-		2,760
General and administrative expenses	1,874	871	1,196	{D}	3,941
Total operating expenses	4,946	2,897	1,196		9,039

Income from operations	2,568	1,308	(1,196)		2,940

Other income (expense)
Interest income (expense)	-	(56)	(179)	{A},{B},{C}	(235)
Other	-	(269)	-		(269)
	-	(325)	(179)		(504)

Net income before income taxes	2,568	983	(1,375)		2,436
Provision (benefit) for income taxes	944	(998)	(72)	{E}	(126)
Net income	$1,624	$1,981	$(1,303)		$2,562

Income per common share:
Basic	$0.11				$0.16
Diluted	$0.10				$0.15

Weighted average number of common shares
Basic	15,162,314		1,000,024	{F}	16,162,338
Diluted	16,207,864		1,000,024	{F}	17,207,888

Dividends paid per common share of stock	$0.11	$-	$-		$0.11

See accompanying notes to the unaudited consolidated pro forma statement of operations

TELULAR CORPORATION
NOTES TO UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2011
(in thousands)

{A}	Reflects the increase of $236 in interest expense related to the debt incurred as a result of the acquisition.

{B}	Reflects the elimination of $58 interest expense related to SkyBitz debt and preferred stock which are assumed to be retired at October 1, 2010.

{C}	Adjustment to reduce interest income of $2 as a result of the cash paid for the acquisition of SkyBitz.

{D}	Reflects the increase in amortization expense of $1,196 related to intangible assets recorded in the acquisition of SkyBitz.

{E}	Tax effect of Adjustments for Acquisition.

{F}	Reflects the increase of 1,000,024 shares of Telular common stock issued as part of the consideration in the acquisition of SkyBitz.